                                                                 Exhibit 12.1(a)

WEYERHAEUSER COMPANY AND SUBSIDIARIES
COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
(Dollar Amounts in Thousands)



                                                                          2001            2000             1999
                                                                      -----------      -----------      -----------
Available earnings:
     Earnings before interest expense, amortization of
        debt expense, income taxes and cumulative effect
        of a change in an accounting principle ................       $ 1,006,969      $ 1,677,577      $ 1,276,905
     Add interest portion of rental expense ...................            45,655           42,063           27,515
                                                                      -----------      -----------      -----------

     Available earnings before cumulative effect of a
      change in an accounting principle .......................       $ 1,052,624      $ 1,719,640      $ 1,304,420
                                                                      ===========      ===========      ===========

Fixed charges:
     Interest expense incurred:
       Weyerhaeuser Company and subsidiaries
         excluding Weyerhaeuser Real Estate Company,
         Weyerhaeuser Financial Services, Inc. and
         Gryphon Investments of Nevada, Inc.
         and their subsidiaries ...............................       $   353,365      $   352,341      $   274,599
       Weyerhaeuser Real Estate Company and
         consolidated subsidiaries ............................            62,694           67,733           58,434
       Weyerhaeuser Financial Services, Inc.
         and consolidated subsidiaries ........................             6,193           15,823           16,002
       Gryphon Investments of Nevada, Inc. ....................                 0                0                0
                                                                      -----------      -----------      -----------

                 Subtotal .....................................           422,252          435,897          349,035
       Less intercompany interest .............................               924              568            2,230
                                                                      -----------      -----------      -----------

       Total interest expense incurred ........................           421,328          435,329          346,805
                                                                      -----------      -----------      -----------

       Amortization of debt expense ...........................             4,642            3,331            3,957
                                                                      -----------      -----------      -----------

       Rental expense:
         Weyerhaeuser Company and consolidated
           subsidiaries .......................................           128,082          117,307           74,918
         Weyerhaeuser Real Estate Company and
           consolidated subsidiaries ..........................             8,883            8,779            7,473
         Weyerhaeuser Financial Services, Inc.
           and consolidated subsidiaries ......................                 0              103              154
         Gryphon Investments of Nevada, Inc. ..................                 0                0                0
                                                                      -----------      -----------      -----------

                                                                          136,965          126,189           82,545
                                                                      -----------      -----------      -----------

         Interest portion of rental expense ...................            45,655           42,063           27,515
                                                                      -----------      -----------      -----------


           Fixed charges ......................................       $   471,625      $   480,723      $   378,277
                                                                      ===========      ===========      ===========

     Ratio of earnings to fixed charges .......................              2.23x            3.58x            3.45x
                                                                      ===========      ===========      ===========








                                                                       1998             1997
                                                                    -----------      -----------
Available earnings:
     Earnings before interest expense, amortization of
        debt expense, income taxes and cumulative effect
        of a change in an accounting principle ................     $   756,715      $   900,886
     Add interest portion of rental expense ...................          23,698           24,321
                                                                    -----------      -----------

     Available earnings before cumulative effect of a
      change in an accounting principle .......................     $   780,413      $   925,207
                                                                    ===========      ===========

Fixed charges:
     Interest expense incurred:
       Weyerhaeuser Company and subsidiaries
         excluding Weyerhaeuser Real Estate Company,
         Weyerhaeuser Financial Services, Inc. and
         Gryphon Investments of Nevada, Inc.
         and their subsidiaries ...............................     $   260,014      $   267,644
       Weyerhaeuser Real Estate Company and
         consolidated subsidiaries ............................          60,546           69,165
       Weyerhaeuser Financial Services, Inc.
         and consolidated subsidiaries ........................          21,311           40,447
       Gryphon Investments of Nevada, Inc. ....................               0                0
                                                                    -----------      -----------

                 Subtotal .....................................         341,871          377,256
       Less intercompany interest .............................          13,753              407
                                                                    -----------      -----------

       Total interest expense incurred ........................         328,118          376,849
                                                                    -----------      -----------

       Amortization of debt expense ...........................           3,595            3,225
                                                                    -----------      -----------

       Rental expense:
         Weyerhaeuser Company and consolidated
           subsidiaries .......................................          65,508           66,008
         Weyerhaeuser Real Estate Company and
           consolidated subsidiaries ..........................           5,361            3,848
         Weyerhaeuser Financial Services, Inc.
           and consolidated subsidiaries ......................             225            3,107
         Gryphon Investments of Nevada, Inc. ..................               0                0
                                                                    -----------      -----------

                                                                         71,094           72,963
                                                                    -----------      -----------

         Interest portion of rental expense ...................          23,698           24,321
                                                                    -----------      -----------


           Fixed charges ......................................     $   355,411      $   404,395
                                                                    ===========      ===========

     Ratio of earnings to fixed charges .......................            2.20x            2.29x
                                                                    ===========      ===========

                                                                 Exhibit 12.1(b)

WEYERHAEUSER COMPANY WITH ITS WEYERHAEUSER REAL ESTATE COMPANY, WEYERHAEUSER FINANCIAL SERVICES, INC. AND GRYPHON INVESTMENTS OF NEVADA, INC. SUBSIDIARIES ACCOUNTED FOR ON THE EQUITY METHOD, BUT EXCLUDING THE UNDISTRIBUTED EARNINGS OF THOSE SUBSIDIARIES

COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
(Dollar Amounts in Thousands)




                                                                           2001              2000              1999
                                                                        -----------       -----------       -----------
Available earnings:
     Earnings before interest expense, amortization of
        debt expense, income taxes and cumulative effect
        of a change in an accounting principle ................         $   854,436       $ 1,658,343       $ 1,232,822
     Add interest portion of rental expense ...................              42,694            39,102            24,973
                                                                        -----------       -----------       -----------
                                                                            897,130         1,697,445         1,257,795
                                                                        -----------       -----------       -----------

     Deduct undistributed earnings of equity affiliates .......             (29,781)          (24,021)          (20,456)
                                                                        -----------       -----------       -----------

     Deduct undistributed earnings before income
       taxes of Weyerhaeuser Real Estate Company,
       Weyerhaeuser Financial Services, Inc. and
       Gryphon Investments of Nevada, Inc.
       and their subsidiaries:
          Deduct pretax earnings ..............................            (264,648)         (259,449)         (189,885)
          Addback dividends paid to Weyerhaeuser ..............              30,000                 0           100,000
                                                                        -----------       -----------       -----------
                Undistributed earnings ........................            (234,648)         (259,449)          (89,885)
                                                                        -----------       -----------       -----------


     Available earnings before cumulative effect of a change
       in an accounting principle .............................         $   632,701       $ 1,413,975       $ 1,147,454
                                                                        ===========       ===========       ===========


Fixed charges:

     Interest expense incurred ................................         $   353,365       $   352,341       $   274,599
     Amortization of debt expense .............................               4,642             3,331             3,957
     Interest portion of rental expense .......................              42,694            39,102            24,973
                                                                        -----------       -----------       -----------
          Fixed charges .......................................         $   400,701       $   394,774       $   303,529
                                                                        ===========       ===========       ===========

     Ratio of earnings to fixed charges .......................                1.58x             3.58x             3.78x
                                                                        ===========       ===========       ===========







                                                                      1998              1997
                                                                   -----------       -----------
Available earnings:
     Earnings before interest expense, amortization of
        debt expense, income taxes and cumulative effect
        of a change in an accounting principle ................    $   719,026       $   795,637
     Add interest portion of rental expense ...................         21,836            22,003
                                                                   -----------       -----------
                                                                       740,862           817,640
                                                                   -----------       -----------

     Deduct undistributed earnings of equity affiliates .......        (29,893)           (2,729)
                                                                   -----------       -----------

     Deduct undistributed earnings before income
       taxes of Weyerhaeuser Real Estate Company,
       Weyerhaeuser Financial Services, Inc. and
       Gryphon Investments of Nevada, Inc.
       and their subsidiaries:
          Deduct pretax earnings ..............................       (124,422)         (111,280)
          Addback dividends paid to Weyerhaeuser ..............        190,000           150,000
                                                                   -----------       -----------
                Undistributed earnings ........................         65,578            38,720
                                                                   -----------       -----------


     Available earnings before cumulative effect of a change
       in an accounting principle .............................    $   776,547       $   853,631
                                                                   ===========       ===========


Fixed charges:

     Interest expense incurred ................................    $   260,014       $   267,644
     Amortization of debt expense .............................          3,595             3,225
     Interest portion of rental expense .......................         21,836            22,003
                                                                   -----------       -----------
          Fixed charges .......................................    $   285,445       $   292,872
                                                                   ===========       ===========

     Ratio of earnings to fixed charges .......................           2.72x             2.91x
                                                                   ===========       ===========

                                                                 Exhibit 12.1(c)

WEYERHAEUSER COMPANY AND SUBSIDIARIES
COMPUTATION OF PRO FORMA RATIO OF EARNINGS TO FIXED CHARGES
(Dollar Amounts in Thousands)


                                                                              2001
                                                                            ---------

Available pro forma earnings:
     Pro forma earnings before pro forma interest expense,
     amortization of debt expense and income taxes ....................... $1,303,314
     Add interest portion of pro forma rental expense ....................     55,848
                                                                            ---------

     Available pro forma earnings                                          $1,359,162
                                                                           ==========

Pro forma fixed charges:
     Pro forma interest expense incurred:
     Weyerhaeuser Company and subsidiaries
      excluding Weyerhaeuser Real Estate Company,
      Weyerhaeuser Financial Services, Inc. and
      Gryphon Investments of Nevada, Inc.
      and their subsidiaries ............................................. $ 842,000
     Weyerhaeuser Real Estate Company and
      consolidated subsidiaries ..........................................    62,694
     Weyerhaeuser Financial Services, Inc.
      and consolidated subsidiaries ......................................     6,193
     Gryphon Investments of Nevada, Inc. .................................         0
                                                                           ---------

          Subtotal .......................................................   910,887
      Less intercompany interest .........................................       924
                                                                           ---------

      Total pro forma interest expense incurred ..........................   909,963
                                                                           ---------
      Pro forma amortization of debt expense .............................    59,000
                                                                           ---------

     Pro forma rental expense:
     Weyerhaeuser Company and consolidated
      subsidiaries .......................................................   158,661
     Weyerhaeuser Real Estate Company and
      consolidated subsidiaries ..........................................     8,883
     Weyerhaueser Financial Services, Inc.
      and consolidated subsidiaries ......................................         0
     Gryphon Investments of Nevada, Inc. .................................         0
                                                                           ---------
                                                                             167,544
                                                                           ---------

     Interest portion of pro forma rental expense ........................    55,848
                                                                           ---------

      Pro forma fixed charges ............................................$1,024,811
                                                                          ==========
Pro forma ratio of earnings to fixed charges .............................      1.33x
                                                                          ==========

                                                                 Exhibit 12.1(d)


WEYERHAEUSER COMPANY WITH ITS WEYERHAEUSER REAL ESTATE
COMPANY, WEYERHAEUSER FINANCIAL SERVICES, INC. AND GRYPHON
INVESTMENTS OF NEVADA INC. SUBSIDIARIES ACCOUNTED FOR ON
THE EQUITY METHOD, BUT EXCLUDING THE UNDISTRIBUTED EARNINGS
OF THOSE SUBSIDIARIES



COMPUTATION OF PRO FORMA RATIO OF EARNINGS TO FIXED CHARGES
     (Dollar Amounts in Thousands)



                                                                   2001
                                                                ----------
Available pro forma earnings:
  Pro forma earnings before pro forma interest expense,
  amortization of debt expense and income taxes........         $1,150,000
  Add interest portion of pro forma rental expense.....             52,887
                                                                ----------
                                                                 1,202,887
                                                                ----------
  Deduct undistributed pro forma earnings of equity
  affiliates...........................................            (29,000)
                                                                ----------

  Deduct undistributed earnings before income
   taxes of Weyerhaeuser Real Estate Company,
   Weyerhaeuser Financial Services, Inc. and
   Gryphon Investments of Nevada Inc.
   and their subsidiaries:
     Deduct pretax earnings............................           (264,648)
     Addback dividends paid to Weyerhaeuser............             30,000
                                                                ----------
        Undistributed earnings.........................           (234,648)
                                                                ----------

  Available pro forma earnings.........................           $939,239
                                                                ==========

Pro forma fixed charges:

  Pro forma interest expense incurred..................           $842,000
  Pro forma amortization of debt expense...............             59,000
  Interest portion of pro forma rental expense.........             52,887
                                                                ----------
     Pro forma fixed charges...........................           $953,887
                                                                ==========

  Pro forma ratio of earnings to fixed charges.........               0.98x
                                                                ----------